CONSOLIDATED BALANCE SHEETS (PARENTHETICALS) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Trade receivables, net of allowances	$ 2,557	$ 2,588
Common stock, no par value	$ 0	$ 0
Common stock, shares authorized	900,000,000	900,000,000
Common stock, shares issued	86,780,082	83,754,006
Common stock, shares outstanding	86,780,082	83,754,006